UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2022

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street, Suite 1900
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Cheniere Energy, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) on May 12, 2022. There were 209,037,294 shares of the Company's common stock present or represented by proxy at the 2022 Annual Meeting. This represented approximately 82.17% of the Company's shares of common stock outstanding as of the record date of the 2022 Annual Meeting. Three proposals, as described in the Company's Proxy Statement dated April 8, 2022 (the “2022 Proxy Statement”), were voted upon at the 2022 Annual Meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
G. Andrea Botta	163,892,407	27,046,409	2,372,588	15,725,890
Jack A. Fusco	190,710,407	2,375,035	225,962	15,725,890
Vicky A. Bailey	183,853,158	9,381,538	76,708	15,725,890
Patricia K. Collawn	175,355,312	17,875,087	81,005	15,725,890
David B. Kilpatrick	185,801,674	7,430,207	79,523	15,725,890
Lorraine Mitchelmore	192,087,704	1,143,038	80,662	15,725,890
Scott Peak	189,598,294	3,633,216	79,894	15,725,890
Donald F. Robillard, Jr.	189,424,822	3,807,109	79,473	15,725,890
Neal A. Shear	184,160,556	8,926,468	224,380	15,725,890
Andrew J. Teno	187,690,629	5,537,804	82,971	15,725,890

Each of the director nominees was elected as a director to serve for a one-year term until the 2023 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2021

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	176,228,963	16,673,323	409,118	15,725,890

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2021 to the Company’s named executive officers, as disclosed in the 2022 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

	Number of Votes For	Number of Votes Against	Number of Abstentions
	208,405,772	420,061	211,461

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	May 17, 2022	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Executive Vice President and
Chief Financial Officer